Building a Sustainable, Fully Integrated Biotechnology Company January 2011 Exhibit 99.1

Forward Looking Statements

•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, PI3K and
Hsp90 chaperone inhibitors; the presentation of data from Infinity’s Phase 1b trials of IPI-926 in combination with Gemzar® and IPI-504 in combination with Taxotere®, the commencement of Phase 2 development of IPI-926 in pancreatic cancer and other indications as well as an investigator sponsored trial program, the articulation of future plans for the company’s Hsp90 program, the commencement of Phase 1 development of IPI-145, the completion of transition activities to facilitate Phase 2 development of IPI-940 by Purdue, the naming of a new drug development candidate, estimates of 2011 financial performance, and the expectation that Infinity will have capital to support its current operating plan into 2014.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with
Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and
Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies;
Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; market acceptance of any products Infinity or its partners may successfully develop; and, Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 9, 2010.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled
“Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Building a Sustainable, Fully Integrated
Biotechnology Company

EXPERIENCED TEAM
• Seasoned cross-functional leadership
• Augmented in 2010 with key hires in clinical, medical
affairs and commercial
FINANCIAL STRENGTH
• $345M in current and committed capital
• Strong strategic alliances
• Infinity retains U.S. rights for oncology/inflammation
INNOVATIVE PRODUCT PORTFOLIO
• Diverse and growing, with 4 candidates in the clinic
• Broad commercial potential in oncology/inflammation

Advancing Pipeline with Broad Commercial Potential 4 IPI-926 Hedgehog Pain Oncology Inflammation IPI-145 PI3K / IPI-940 FAAH IPI-504; IPI-493 Hsp90 IPI-145 PI3K / IPI-940 FAAH

Hedgehog Program A Fundamentally New Approach to Treating a Broad Range of Cancers 5

IPI-926: Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway

Targeting the Microenvironment Targeting the Tumor Cell Targeting Residual Disease
• Preclinical models support development of IPI-926 in all three settings
• Promising Phase 1 data in BCC reported at ESMO 2010
• Rigorous Phase 1b/2 trial in pancreatic cancer ongoing
– Gemzar
®
+/- IPI-926
• Additional trials expected to begin in 2011

Targeting the Tumor Cell:
On-Target Activity Observed in Phase 1 Trial
IPI-926 Phase 1 Dose Escalation
• Patients with advanced / metastatic solid tumors
• Oral once daily dosing on 28 day cycles
• Basal cell carcinoma (BCC) patient cohort included

Evidence of Clinical Activity in BCC Patients 8 Rudin et al. ESMO 2010 Patients with BCC Who Have Not Had Prior Treatment with a Hh Inhibitor

Evidence of Clinical Activity in BCC Patients 9 Patient A Baseline 6 Months Rudin et al. ESMO 2010

Evidence of Clinical Activity in BCC Patients 10 Patient B Baseline 4 Months Rudin et al. ESMO 2010

Targeting the Tumor Cell:
Phase 1 Objectives Achieved
Well tolerated
– Majority of related adverse events were Grade 1 or 2
– Primary related adverse events: Grade 1 and 2 fatigue and nausea
– No Grade 4 or 5 related adverse events observed
Pharmacokinetic profile supports once daily dosing
Evidence of on target clinical activity observed in BCC patients

Targeting the Tumor Microenvironment:
Pancreatic Cancer
• Devastating disease
– 4
th
leading cause of cancer death in the U.S.
– Estimated 40,000 new cases annually
• Highest mortality rate of all major cancers
– Average survival is < 6 months
– 5-year survival < 5%
• Highly resistant to treatment with many drugs
• Historically considered an “undruggable” tumor
– Gemzar
®
approved with median survival of 5.7 months

Clinically Relevant Transgenic Model
Particularly Important for Pancreatic Cancer

Genetically and
histologically identical to
human pancreatic cancer
Characteristic
Chemosensitivity
Mirrors human tumor
microenvironment
Tumor Xenograft
Transgenic Mouse
X
X
100%
(unlike human
pancreatic cancer)
12%
(like human
pancreatic cancer)

John Griffiths Laboratory
Dense Pancreatic Tumor Microenvironment
Limits Perfusion
Magnetic Resonance Imaging (MRI)
• Transgenic mouse
• Fluorescent contrast injected into interstitial space
• Monitored for 10 Minutes

Tumor with Circulating Contrast Agent MRI Tumor Image Dense Pancreatic Tumor Microenvironment Limits Perfusion 15 Tumor Contrast Agent MRI images of transgenic mouse model of pancreatic cancer. Tumor

IPI-926 Enhances Delivery of Gemzar ® to Tumor 16 Vehicle Gemzar Alone IPI-926 + Gemzar Current standard of care in pancreatic cancer Tumor cell nuclei Fluorescent contrast agent

Strong Preclinical Rationale for IPI-926 in Pancreatic Cancer 17 IPI-926 + Gemzar ® doubles median survival in pancreatic cancer model

Rapidly Advancing IPI-926 Development
Program

“It is a major advance to
incorporate such basic
preclinical findings so
quickly into the design and
interpretation of human
studies.”
–
Van Dyke, Nature Medicine,
2010

Phase 1b/2 Trial of IPI-926 in
Pancreatic Cancer

• Phase 1b:  Determine safety profile and MTD
• Phase 2:  Evaluate safety and efficacy
–
Primary endpoint is overall survival; secondary endpoints include progression free survival, time to progression, overall response rate
– Rigorous design to mitigate Phase 3 risk
Dose
Escalation
MTD
Randomization
IPI-926 + Gemzar®
Placebo + Gemzar®
Phase 1b Phase 2

IPI-926: Summary
• Strong preclinical rationale for all three settings of malignant pathway activation
– Targeting tumor cell
– Targeting tumor microenvironment
– Targeting minimal residual disease
• On-target activity demonstrated in basal cell carcinoma
• Pancreatic cancer trial advancing
– Plans to present Phase 1b data and start Phase 2 trial in 2011
• Additional Phase 2 studies planned for 2011

Hsp90 Program Targeting Cancer Through Chaperone Protein Inhibition 21

IPI-504 and IPI-493: Broadly Attacking Oncoproteins
Through Hsp90 Chaperone Inhibition
• Hsp90 plays a role in regulating the stability of key cancer-
causing proteins through its role as a protein chaperone
– Oncogenic client proteins of Hsp90 include EML4-ALK, BCR-ABL, mutant
EGFR, mutant FLT3 and HER2
• Inhibition of Hsp90 chaperone leads to tumor growth inhibition and cancer cell death
• Clinical trials ongoing for IPI-504 (I.V.) and IPI-493 (oral)

Overview of IPI-504
• Well-tolerated in multiple studies
at biologically active doses
– Phase 2 mBC with Herceptin
®
– Phase 2 study NSCLC
– Phase 1b solid tumor with
Taxotere
®
• Two NSCLC studies ongoing
– Phase 1b study with Taxotere
®
– Validation in NSCLC patients with
ALK rearrangements (IST)

Sequist
et al., Journal of Clinical Oncology, 2010.

Hsp90 Program Summary
• IPI-504:  Two ongoing studies
• IPI-493:  Two ongoing Phase 1 studies designed to assess
safety and dosing regimen
– Demonstration of client protein degradation by IPI-493 a key milestone for further investment
• Data and articulation of future plans for Hsp90 program
anticipated in 2011

Additional Pipeline Opportunities 25

IPI-145:
Selectively Inhibiting PI3K Delta and Gamma
• Phosphoinositide-3-kinase (PI3K) plays key role in many cellular processes
– Cell proliferation and survival
– Cell differentiation
– Cell trafficking and immunity
• Delta and gamma isoforms are restricted to immune system cells
– Strongly implicated in broad range of inflammatory conditions and hematologic cancers
• Promising clinical activity observed with delta-selective PI3K inhibitors in heme malignancies

IPI-145 Is More Potent than Delta-Selective Inhibitor with Promising Clinical Activity Co-stimulation with 10µg/ml -IgM and 3µg/ml -CD40 IPI-145 CAL-101 27

IPI-145: Differentiated Product Candidate
Rapidly Advancing to the Clinic
• Oral, dual-specific inhibitor of
PI3K and PI3K
• Demonstrated activity in
several preclinical models of
inflammation
• Phase 1 development expected
to begin in H2’11

• Novel, oral agent designed to potentiate
the body’s natural pain relief
• Encouraging preliminary data from
Phase 1 trial
– Marked FAAH inhibition and increased
anandamide levels
– No observed dose-limiting toxicities
• Purdue and Mundipharma exercised rights for
worldwide development and commercialization
– Expected to begin Phase 2 development in pain in 2011
IPI-940:  Leveraging Scientific Insights
Beyond Oncology

Ongoing Discovery Efforts to Fuel Pipeline
• Research collaboration with
Intellikine to identify additional
differentiated PI3K and/or PI3K
inhibitors for development
• Bcl-2 specific and dual Bcl-2/Bcl-xL
inhibitors (licensed to Novartis)
• Additional efforts directed toward
emerging targets
– Cancer metabolism, apoptosis,
protein homeostasis, inflammation
• Expect to name a new development
candidate in 2011

Strategic Alliances Provide Funding and
Access to Global Markets

Hedgehog, PI3K and early discovery
• R&D funding from Mundipharma
• INFI to develop and register product candidates globally
• INFI to commercialize products in the U.S.
• Mundipharma to commercialize products ex-U.S.
FAAH
• Transferred to Purdue and Mundipharma following
successful Phase 1 in 2010
• Purdue and Mundipharma responsible for
development and global commercialization

Financial Strength to Drive Value Creation

$195 M Committed R&D Funding
for 2011-12
$50 M Line of Credit
1
(Balloon note at prime, matures 2019)
Cash and Investments
(as of 12/31/10, unaudited)
Current and Committed Capital
$345 Million
1
Line of credit may be drawn for any corporate purpose.

2011 Financial Guidance
Cash Runway into 2014
• Projected 2011 cash burn of $30M - $40M
• Anticipate year-end cash and investments balance of
$60M - $70M
– Based on current operating plan; excludes $50M line of credit from Purdue
• Approximately 26.5 million shares outstanding

Pipeline Advancements in 2011
Hedgehog (IPI-926)
• Present Phase 1b data in pancreatic cancer
• Begin Phase 2 portion of pancreatic cancer study
• Begin additional Phase 2 studies
• Initiate broad investigator sponsored trial program
Hsp90 (IPI-504 and IPI-493)
• Present Phase 1 data of IPI-504 in combination with Taxotere ®
• Announce future plans for Hsp90 program
PI3K (IPI-145)
• Begin Phase 1 study in H2
FAAH (IPI-940)
• Complete transition activities to Purdue to enable Phase 2 studies in pain
Discovery
• Name a new development candidate

Achieving Our Mission: Sustainable, Fully Integrated Biotech EXPERIENCED TEAM FINANCIAL STRENGTH INNOVATIVE PRODUCT PORTFOLIO

Building a Sustainable, Fully Integrated Biotechnology Company January 2011